SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported) : January 2, 2002

                           Commission File No. 0-27862



                            REALITY INTERACTIVE, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Minnesota                                            41-1781991
--------------------------                             -------------------------
(State or other jurisdiction of                          (IRS Employer
 incorporation or organization)                         Identification No.)



                  4766 Holladay Boulevard, Holladay, Utah 84117
                 ------------------------------------------------
                    (Address of principal executive offices)


                                 (801) 308-0011
                         ------------------------------
                            (Issuer telephone number)



                           16395 Wagner Way, Ste. 200
                          Eden Prairie, Minnesota 55344
                                 (612) 282-4497
                      -------------------------------------
                      (Former address and telephone number)

Item 1.     Changs in Control of Registrant.

      On January 2, 2002, the Registrant issued 6,666,667 shares of its common stock, $.01 par value to International Venture Capital & Advisory, Inc., a Nevada corporation ("International"), in exchange for $200,000 in cash. As a result of this sale of shares, International owns 53.37% of the Registrant's issued and outstanding shares. The Registrant plans to use the proceeds of this sale to pay its outstanding liabilities and accrued expenses.

Item 5.     Other Events.

      As a result of the change in control of the Registrant, the Registrant's former directors, Paul J. Wendorff and Wesley W. Winnekins resigned and were replaced by Natalie Boss and Gregory Boss.

      Effective with the change in control, the Registrant has relocated its corporate offices from Eden Prairie, Minnesota to 4766 Holladay Boulevard, Holladay, Utah 84117.

                                   Signatures

       Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.


                                                  REALITY INTERACTIVE, INC.

     January 6, 2002
                                                  /s/ Natalie Boss
                                                  ----------------------------
                                                    Natalie Boss, President